SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 18, 2003

Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage Pass-Through Certificates, Series 2003-10

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
(Exact name of registrant as specified in its charter)
Delaware	333-100669	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Credit Suisse First Boston Mortgage Securities Corp. (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2003 (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., Washington Mutual Bank, fsb, and Washington Mutual Bank, each as a seller (in such capacity, a “Seller”), Washington Mutual Mortgage Securities Corp., as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Washington Mutual Bank FA, as a seller (in such capacity, a “Seller”) and a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity, a “Servicer”) and the special servicer (in such capacity, the “Special Servicer”), JPMorgan Chase Bank (in such capacity, the “Trust Administrator”) and Bank One, National Association, as trustee (in such capacity, the “Trustee”) providing for the issuance of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-10.  The Certificates were issued on April 29, 2003.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of April 1, 2003, by and among the Company, the Sellers, the Servicers, the Special Servicer and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 18, 2003.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title:   Vice President

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of April 1, 2003,

5

by and among the Company, the Sellers, the Servicers,
the Special Servicer and the Trustee.

EXHIBIT 99.1